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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report:                  SEPTEMBER 19, 1997
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Date of earliest event reported: SEPTEMBER 16, 1997
                                -----------------------------------------------

                       DIAMOND OFFSHORE DRILLING, INC.
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             (Exact Name of Registrant as Specified in Charter)



DELAWARE                                                 1-13926                                           76-0321760
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(State or Other Jurisdiction                     (Commission File Number)                                (IRS Employer
of Incorporation)                                                                                     Identification No.)


                                           15415 KATY FREEWAY, HOUSTON, TEXAS                                       77094
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(Address of Principal Executive Offices)                                                                       (Zip Code)


Registrant's telephone number, including area code       (281) 492-5300
                                                   ----------------------------

                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

         On September 16, 1997, Diamond Offshore Drilling, Inc. ("Diamond Offshore") entered into an Underwriting Agreement (the "Underwriting Agreement") with Loews Corporation ("Loews") and Goldman, Sachs & Co. (the "Underwriter") in connection with the sale by Loews of $1,000,000,000 principal amount of its 3-1/8% Exchangeable Subordinated Notes due September 15, 2007 (the "Notes") pursuant to an underwritten offering (the "Offering"). Pursuant to a 30-day option that Loews granted the Underwriter, the Underwriter may purchase up to an additional $150,000,000 principal amount of the Notes to cover over-allotments. The Notes are exchangeable into shares of Diamond Offshore's common stock, par value $.01 per share, at any time from October 1, 1998 to, and including, September 15, 2007. Also in connection with the Offering, Diamond Offshore and Loews entered into an agreement, dated as of September 16, 1997 (the "Registration Rights Agreement Amendment"), amending the Registration Rights Agreement, dated as of October 16, 1995, between Diamond Offshore and Loews. Filed herewith are (i) the Underwriting Agreement and (ii) the Registration Rights Agreement Amendment.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits.

     Exhibit number                 Description
     --------------                 -----------
          1.1            Underwriting Agreement.
          4.1            Registration Rights Agreement Amendment.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DIAMOND OFFSHORE DRILLING, INC.


                                        By: /s/ RICHARD L. LIONBERGER
                                           ------------------------------------
                                              Richard L. Lionberger
                                              Vice President, General Counsel
                                                     and Secretary


Dated: September 19, 1997





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                                 EXHIBIT INDEX

     Exhibit number                   Description
     --------------                   -----------
          1.1            Underwriting Agreement.
          4.1            Registration Rights Agreement Amendment.





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